Exhibit 24.1
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas L. Aller
hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
WITNESS my hand this 10th day of November, 2005.

/s/Thomas L. Aller
Thomas L. Aller

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I

Graydon D. Hubbard
hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
WITNESS my hand this 7th day of November, 2005.

/s/Graydon D. Hubbard
Graydon D. Hubbard

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I

J. B. Ladd
hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
WITNESS my hand this 7th day of November, 2005.

/s/J. B. Ladd
J. B. Ladd

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I

Palmer L. Moe
hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
WITNESS my hand this 7th day of November, 2005.

/s/Palmer L. Moe
Palmer L. Moe

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Kenneth R. Whiting
hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company, following the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
WITNESS my hand this 19th day of November, 2005.

/s/Kenneth R. Whiting
Kenneth R. Whiting